                                               Filed pursuant to Rule 497(e)


ALLIANCE CAPITAL [LOGO] THE ALLIANCE(R) ASSET ALLOCATION FUNDS

--------------------------------------------------------------


                       -- ALLIANCE GROWTH INVESTORS FUND
                    -- ALLIANCE CONSERVATIVE INVESTORS FUND


                     Supplement dated December 12, 1996 to
                      Prospectus dated September 3, 1996


        Effective December 12, 1996, Alliance Capital Management L.P., investment manager of Alliance Growth Investors Fund (the "Fund"), will no longer waive management fees to the extent necessary to ensure that the Fund's total operating expenses do not exceed the annual rate of 1.40% for Class A shares and 2.10% for Class B and Class C shares. Accordingly, the tables relating to the Fund on page 3 of the Prospectus are replaced with the following:



                                                        CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                                                        --------------          --------------          --------------

SHAREHOLDER TRANSACTION EXPENSES
   Maximum sales charge imposed
   on purchases (as a percentage
   of offering price)...............                       4.25%(a)                 None                     None

   Sales charge imposed on dividend
   reinvestments...............................              None                   None                     None

   Deferred sales charge (as a
   percentage of original purchase price
   or redemption proceeds, whichever
   is lower)...................................             None                4.0% during             1.0% during
                                                                                the first year,         the first year
                                                                                decreasing 1.0%         0% thereafter
                                                                                  annually to 0%
                                                                                after the fourth year (b)


   Exchange fee................................             None                   None                      None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management fees..............................            0.75%                  0.75%                     0.75%
  Rule 12b-1 fees..............................            0.30%(c)               1.00%                     1.00%
  Other expenses(d)............................            0.60%                  0.60%                     0.61%
                                                           --------               -----                     -----
Total Fund operating expenses..................            1.65%                  2.35%                     2.36%
----------------------------------------------------------------------------------------------------------------------------

(See footnotes on next page.)

(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1.0% deferred sales charge if redeemed within one year of purchase. See "Purchase and Sale of Shares -- How to Buy Shares" -- page 11.

(b) As described herein, Class B shares will automatically convert to Class A shares after eight years. See "Purchase and Sale of Shares -- How to Buy Shares -- Class B Shares -- Deferred Sales Charge Alternative" -- Page 11.


(c) Reflects the amount to which the Principal Underwriter has currently undertaken to the Trustees to limit payments under the Fund's Class A Distribution Plan.

(d) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on the number of shareholder accounts maintained for the Fund.


EXAMPLE


                                                                CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                        ---------------------------------------------------------
                                                        1 Year          3 Years         5 Years         10 Years
                                                        ------          -------         -------         --------
An investor would pay the following
   expenses on a $1,000 investment,
   assuming (i) a 5% annual return
   throughout the period and (ii)
   redemption at the end of the period:
   Class A...................................           $59             $92             $128            $230
   Class B...................................           $64             $93             $126            $251(a)
   Class C...................................           $34             $74             $126            $270
An investor would pay the following
   expenses to the same $1,000
   investment assuming no redemption
   at the end of the period:
   Class A...................................           $59             $92             $128            $230
   Class B...................................           $24             $73             $126            $251
   Class C...................................           $24             $74             $126            $270
---------------------------------------------------------------------------------------------------------------------------

(a) Assumes the Class B Shares converted to Class A Shares after eight years. See Note (B) above.

        The revised tables have been restated to reflect the termination of the management fee waiver. For the year ended April 30, 1996, actual management fees were 0.50% and total Fund operating expenses were 1.40% for Class A shares and 2.10% for Class B and Class C shares.

        In addition, the section entitled "General Information -- Organization" is amended to provide that neither the Fund nor Alliance Conservative Investors Fund is currently offering Adviser Class shares.

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        Capital Management L.P.






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